CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS
J.P. Morgan & Co. Incorporated
------------------------------------------------------------------------------------------------------------------------------------

Dollars in millions,
Interest and average rates
on a taxable-equivalent basis                                                 Three months ended
                                            ----------------------------------------------------------------------------------------
                                                      December 31, 1997                            December 31, 1996
                                            ----------------------------------------------------------------------------------------
                                                Average                      Average         Average                         Average
                                                balance       Interest          rate         balance        Interest            rate
                                            ----------------------------------------------------------------------------------------
ASSETS
Interest-earning deposits with banks,
   mainly in offices outside the U.S.       $   2,305        $      75          12.91%    $   2,071        $      29           5.57%
Debt investment securities in
   offices in the U.S. (a):
     U.S. Treasury                              1,219               22           7.16         3,002               44           5.83
     U.S. state and political
        subdivision                             1,174               34          11.49         1,496               43          11.43
     Other                                     15,957              247           6.14        16,708              275           6.55
Debt investment securities in offices
   outside the U.S. (a)                         3,025               57           7.48         5,522               74           5.33
Trading account assets:
     In offices in the U.S.                    30,292              484           6.34        19,100              280           5.83
     In offices outside the U.S.               37,935              676           7.07        38,328              740           7.68
Securities purchased under agreements
   to resell and federal funds sold,
     In offices in the U.S.                    15,372              247           6.37        18,148              250           5.48
     In offices outside the U.S.               26,705              310           4.61        22,318              265           4.72
Securities borrowed,
   mainly in offices in the U.S.               41,221              500           4.81        27,899              365           5.20
Loans:
     In offices in the U.S.                     5,712              100           6.95         5,546               92           6.60
     In offices outside the U.S.               27,439              455           6.58        23,721              371           6.22
Other interest-earning assets (b):
     In offices in the U.S.                       943               37              *           675               51              *
     In offices outside the U.S.                  571               44              *           817               67              *
-----------------------------------------------------------------------------------------------------------------------------------
Total interest-earning assets                 209,870            3,288           6.22       185,351            2,946           6.32
Allowance for credit losses (c)                  (897)                                       (1,113)
Cash and due from banks                           775                                         1,082
Other noninterest-earning assets               59,944                                        48,665
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                  269,692                                       233,985
-----------------------------------------------------------------------------------------------------------------------------------


Interest and average rates applying to the following asset categories have been adjusted to a taxable-equivalent basis: Debt investment securities in offices in the U.S., Trading account assets in offices in the U.S., and Loans in offices in the U.S. The applicable tax rate used to determine these adjustments was approximately 41% for the three months ended December 31, 1997 and 1996.


(a) For the three months ended December 31, 1997 and 1996, average debt investment securities are computed based on historical amortized cost, excluding the effects of SFAS No. 115 adjustments.


(b) Interest revenue includes the effect of certain off-balance-sheet transactions.

(c) Average amount at December 31, 1997 is based on the portions of the aggregate allowance for credit losses related only to loans and trading account assets. Average amount at December 31, 1996 is substantially based on the aggregate allowance for credit losses.



*  Not meaningful.

CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS
J.P. Morgan & Co. Incorporated
-----------------------------------------------------------------------------------------------------------------------------
Dollars in millions,
Interest and average rates                                            Three months ended
on a taxable-equivalent basis               ---------------------------------------------------------------------------------
                                                   December 31, 1997                        December 31, 1996
                                            ---------------------------------------------------------------------------------
                                            Average                      Average      Average                         Average
                                            balance        Interest         rate      balance       Interest             rate
                                            ---------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits:
     In offices in the U.S.                $  9,900       $    137          5.49%    $  7,944       $    109          5.46%
     In offices outside the U.S.             47,620            573          4.77       45,049            537          4.74
Trading account liabilities:
     In offices in the U.S.                  13,142            236          7.12        8,127            127          6.22
     In offices outside the U.S.             16,149            238          5.85       11,812            218          7.34
Securities sold under agreements to
   repurchase and federal funds
   purchased, mainly in offices in
   the U.S.                                  68,364            915          5.31       69,511            911          5.21
Commercial paper, mainly in offices
   in the U.S.                                6,086             84          5.48        4,082             56          5.46
Other interest-bearing liabilities:
     In offices in the U.S.                  14,410            234          6.44       15,772            231          5.83
     In offices outside the U.S.              3,111             56          7.14        2,856             59          8.22
Long-term debt,
   mainly in offices in the U.S.             22,599            343          6.02       12,630            193          6.08
--------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities          201,381          2,816          5.55      177,783          2,441          5.46
Noninterest-bearing deposits:
     In offices in the U.S.                   1,028                                     1,872
     In offices outside the U.S.                594                                       481
Other noninterest-bearing
   liabilities                               55,221                                    42,471
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                           258,224                                   222,607
Stockholders' equity                         11,468                                    11,378
--------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders'
   equity                                   269,692                                   233,985
Net yield on interest-earning assets                                        0.89                                      1.08
--------------------------------------------------------------------------------------------------------------------------
Net interest earnings                                          472                                       505
--------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS
J.P. Morgan & Co. Incorporated
-----------------------------------------------------------------------------------------------------------------------------------
Dollars in millions,
Interest and average rates                                                    Twelve months ended
on a taxable-equivalent basis                 --------------------------------------------------------------------------------------
                                                      December 31, 1997                           December 31, 1996
                                              --------------------------------------------------------------------------------------

                                              Average                          Average       Average                         Average
                                              balance        Interest             rate       balance         Interest           rate
                                              --------------------------------------------------------------------------------------
ASSETS
Interest-earning deposits with banks,
   mainly in offices outside the U.S.       $   2,035        $     199           9.78%    $   2,022        $     110           5.44%
Debt investment securities in
   offices in the U.S.(a):
     U.S. Treasury                              1,296               95           7.33         1,581              106           6.70
     U.S. state and political
        subdivision                             1,264              148          11.71         1,591              183          11.50
     Other                                     17,260            1,095           6.34        17,399            1,109           6.37
Debt investment securities in offices
   outside the U.S.(a)                          3,733              273           7.31         4,452              271           6.09
Trading account assets:
     In offices in the U.S.                    25,245            1,587           6.29        16,591              994           5.99
     In offices outside the U.S.               39,367            2,693           6.84        29,656            2,285           7.71
Securities purchased under agreements
   to resell and federal funds sold,
     In offices in the U.S.                    15,660              895           5.72        24,653            1,269           5.15
     In offices outside the U.S.               24,785            1,164           4.70        18,411              985           5.35
Securities borrowed,
   mainly in offices in the U.S.               36,287            1,784           4.92        25,310            1,284           5.07
Loans:
     In offices in the U.S.                     5,146              381           7.40         6,227              418           6.71
     In offices outside the U.S.               25,490            1,661           6.52        21,794            1,371           6.29
Other interest-earning assets (b):
     In offices in the U.S.                       774              168              *           940              139              *
     In offices outside the U.S.                  707              282              *         1,027              274              *
-----------------------------------------------------------------------------------------------------------------------------------
Total interest-earning assets                 199,049           12,425           6.24       171,654           10,798           6.29
Allowance for credit losses (c)                  (911)                                       (1,119)
Cash and due from banks                           797                                           935
Other noninterest-earning assets               53,960                                        43,573
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                  252,895                                       215,043
-----------------------------------------------------------------------------------------------------------------------------------


Interest and average rates applying to the following asset categories have been adjusted to a taxable-equivalent basis: Debt investment securities in offices in the U.S., Trading account assets in offices in the U.S., and Loans in offices in the U.S. The applicable tax rate used to determine these adjustments was approximately 41% for the twelve months ended December 31, 1997 and 1996.


(a) For the twelve months ended December 31, 1997 and 1996, average debt investment securities are computed based on historical amortized cost, excluding the effects of SFAS No. 115 adjustments.


(b) Interest revenue includes the effect of certain off-balance-sheet transactions.

(c) Average amount at December 31, 1997 is based on the portions of the aggregate allowance for credit losses related only to loans and trading account assets. Average amount at December 31, 1996 is substantially based on the aggregate allowance for credit losses.



*  Not meaningful.

CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS
J.P. Morgan & Co. Incorporated
-----------------------------------------------------------------------------------------------------------------------------

Dollars in millions,
Interest and average rates                                              Twelve months ended
on a taxable-equivalent basis            ------------------------------------------------------------------------------------
                                                   December 31, 1997                            December 31, 1996
                                         ------------------------------------------------------------------------------------
                                           Average                        Average     Average                         Average
                                           balance        Interest           rate     balance        Interest            rate
                                         ------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits:
     In offices in the U.S.                $  9,676       $    538          5.56%    $  3,962       $    204          5.15%
     In offices outside the U.S.             46,254          2,215          4.79       45,148          2,337          5.18
Trading account liabilities:
     In offices in the U.S.                  11,390            785          6.89        8,295            522          6.29
     In offices outside the U.S.             14,291            867          6.07       11,056            780          7.05
Securities sold under agreements to
   repurchase and federal funds
   purchased, mainly in offices in
   the U.S.                                  67,121          3,532          5.26       63,424          3,295          5.20
Commercial paper, mainly in offices
   in the U.S.                                4,858            262          5.39        4,133            225          5.44
Other interest-bearing liabilities:
     In offices in the U.S.                  15,590            958          6.14       14,331            819          5.71
     In offices outside the U.S.              4,026            227          5.64        2,258            204          9.03
Long-term debt,
   mainly in offices in the U.S.             18,155          1,097          6.04       10,643            625          5.87
--------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities          191,361         10,481          5.48      163,250          9,011          5.52
Noninterest-bearing deposits:
     In offices in the U.S.                   1,033                                     2,298
     In offices outside the U.S.                452                                       737
Other noninterest-bearing
   liabilities                               48,696                                    37,767
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                           241,542                                   204,052
Stockholders' equity                         11,353                                    10,991
--------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders'
   equity                                   252,895                                   215,043
Net yield on interest-earning assets                                        0.98                                      1.04
--------------------------------------------------------------------------------------------------------------------------
Net interest earnings                                        1,944                                     1,787
--------------------------------------------------------------------------------------------------------------------------